                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 13, 2007
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                               SL INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)

         New Jersey                      1-4987                  21-0682685
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey             08054
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         (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500

                                       N/A
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          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 13, 2007, the Compensation Committee of the Board of Directors of
SL Industries, Inc. (the "Company") approved bonus payments to two of the
Company's executive officers pursuant to the Company's 2006 Bonus Plan (the
"Plan"). James C. Taylor, the Company's Chief Executive Officer and President,
was awarded a cash bonus of $139,986 and David R. Nuzzo, the Company's Vice
President, Chief Financial Officer and Secretary was awarded a cash bonus of
$52,022. Each such bonus was issued pursuant to the terms of the Plan as a result of each executives' satisfaction of their respective targets under the
Plan.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SL INDUSTRIES, INC.
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                                                     (Registrant)

Date: March 15, 2007
                                      By: /s/ David R. Nuzzo
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                                      Name:  David R. Nuzzo
                                      Title: Vice President and Chief Financial
                                             Officer